Exhibit 99.2

RBC Global Energy and Power Site Visit to the Marcellus Shale Randy Nickerson – Senior VP, Chief Commercial Officer June 3, 2009

Forward-Looking Statements This presentation contains forward-looking statements and information. These forward-looking statements, which in many instances can be identified by words like “could,” “may,” “will,” “should,” “expects,” “plans,” “project,” “anticipates,” “believes,” “planned,” “proposed,” “potential,” and other comparable words, regarding future or contemplated results, performance, transactions, or events, are based on MarkWest Energy Partners, L.P. (“MarkWest” and “Partnership”) current information, expectations and beliefs, concerning future developments and their potential effects on MarkWest. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct, and actual results, performance , distributions , events or transactions could vary significantly from those expressed or implied in such statements and are subject to a number of uncertainties and risks. Among the factors that could cause results, performance, distributions, events or transactions to differ materially from those expressed or implied, are those risks discussed in our Annual Report on Form 10-K for the year ended December 31, 2008, and our Quarterly Report on Form 10-Q for the three months ended March 31, 2009, as filed with the SEC. You are urged to carefully review and consider the cautionary statements and other disclosures, including those under the heading “Risk Factors,” made in those documents. If any of the uncertainties or risks develop into actual events or occurrences, or if underlying assumptions prove incorrect, it could cause actual results to vary significantly from those expressed in the presentation, and our business, financial condition, or results of operations could be materially adversely affected. Key uncertainties and risks that may directly affect MarkWest’s performance, future growth, results of operations, and financial condition, include, but are not limited to: Fluctuations and volatility of natural gas, NGL products, and oil prices; A reduction in natural gas or refinery off-gas production which we gather, transport, process, and/or fractionate; A reduction in the demand for the products we produce and sell; Financial credit risks / failure of customers to satisfy payment or other obligations under our contracts; Effects of our debt and other financial obligations, access to capital, or our future financial or operational flexibility or liquidity; Construction, procurement, and regulatory risks in our development projects; Hurricanes, fires, and other natural and accidental events impacting our operations, and adequate insurance coverage; Terrorist attacks directed at our facilities or related facilities; Changes in and impacts of laws and regulations affecting our operations; and Failure to integrate recent or future acquisitions.

MarkWest Overview Growth-oriented, customer-focused midstream company traded on the NYSE Common Units outstanding 56.9 million Market cap (5.28.09) $1.0 billion Long-term debt $1.15 billion Enterprise value (5.28.09) $2.2 billion 1Q09 annualized distribution $2.56 per common unit 2009 growth capital approximately $225 million (1) Note 1: excludes capital expenditures associated with Markwest Liberty Midstream & Resources joint venture

Geographic Footprint



- **Michigan**
  - 250-mile intrastate crude pipeline
  - 90-mile gas gathering pipeline
- **East Texas**
  - 500 MMcf/d gathering capacity
  - 280 MMcf/d processing plant
- **Western Oklahoma**
  - 275 MMcf/d gathering capacity
  - 160 MMcf/d processing plant
- **Southeast Oklahoma**
  - 500 MMcf/d gathering capacity
  - Centrahoma processing JV
  - Arkoma Connector JV with ArcLight Capital Partners
- **Other Southwest**
  - 12 gas gathering systems
  - 4 lateral gas pipelines
- **Javelina**
  - Refinery off-gas processing, fractionation, and transportation facilities
- **Starfish (50% equity ownership)**
  - West Cameron dehydration facility
  - 1.2 Bcf/d Stingray interstate pipeline
- **Appalachia**
  - Five processing plants with combined 330 MMcf/d processing capacity
  - 1 million Gal/d NGL fractionation facility
  - 11 million gallon storage capacity
  - 80-mile NGL pipeline
  - Midstream & Resources joint venture to develop midstream infrastructure in the Marcellus shale

4

MARKWEST

“MarkWest Energy Named #1 in Natural Gas Midstream Services Customer Satisfaction” Most Recent EnergyPoint Research, Inc. Customer Satisfaction Survey Growth Driven by Customer Satisfaction R A N G E RESOURCES

Appalachia Overview

- **Competitive advantages**
  - Largest gas processor in the prolific Appalachian Basin, a critical source of natural gas and natural gas liquids to Northeastern markets
  - Deep local knowledge developed over 20 years of operations
  - NGLs from the gas plants are shipped to Siloam for fractionation, storage, and marketing
    - Produces purity propane, iso-butane, normal butane, and natural gasoline
    - Deep marketing relationships and sales by truck, rail, and barge
    - Storage capacity of approximately 11 million gallons



New York
Mass.
Conn.
Michigan
Pennsylvania
N.J.
Indiana
Ohio
Maryland
West Virginia
Kentucky
Virginia
Tennessee
North Carolina
Existing fractionation, storage and marketing complex (22,000 Bbl/d following expansion)
Existing gas processing facilities
Third-party processing facility

- **Processing Plants**
  - Five plants with total gas processing capacity of 330 MMcf/d
  - Kenova plant modified in 2008 to improve propane recovery
  - Significant plant expansion under way at Cobb; expected to be operational in mid 2009
- **Siloam**
  - Current fractionation capacity of 1,000,000 Gal/d, including expansion completed in 2009
- **Marcellus JV with NGP Midstream & Resources (M&R)**
  - Long-term partnership to develop midstream services in the Marcellus
  - Owned 60% by MarkWest and 40% by M&R
  - MarkWest contributed approximately $100 million of existing Marcellus assets and M&R will invest the next $200 million of capital
  - MarkWest expects to invest approximately $200 million in incremental capital by the end of 2011

6

MARKWEST

Current Focus in the Marcellus Area currently under significant development by MarkWest Liberty Midstream & Resources Marcellus Fairway WET GAS DRY GAS

 MarkWest’s Role in the Marcellus Services provided by MarkWest in the Marcellus Interstate and Intrastate Gas Transmission Pipelines NGL Products Ethane Propane Normal Butane Isobutane Natural Gasoline Fractionation Facility Processing Plants Gathering and Compression Pipeline Quality Natural Gas to Utilities, Homeowners and Factories Mixed NGLs Raw Natural Gas Production

Ohio Pennsylvania West Virginia Marcellus Midstream Facilities – SW Pennsylvania Gas Gathering and Compression NGL Fractionation NGL Storage and Marketing Gas Processing

Ohio Pennsylvania West Virginia Marcellus Gathering and Compression Infrastructure Anticipated Gathering Facilities 80 – 90 miles of high-pressure gathering pipeline 12 – 14 central delivery compressor stations 75,000 – 100,000 horsepower of compression

Ohio Pennsylvania West Virginia Houston, PA Marcellus Gas Processing Facilities Houston Plant 2 120 Mmcf/d Cryogenic Plant and Depropanizer (4Q09 - 1Q10) Houston Plant 1 30 Mmcf/d Cryogenic Plant and Depropanizer (April 2009) Houston Plant 3 120?? Mmcf/d Cryogenic Plant (2011) Houston Interim Plant 30 Mmcf/d Refrigeration Plant (Oct 2008)

Ohio Pennsylvania West Virginia Majorsville, WV Marcellus Gas Processing Facilities Majorsville Plant 1 120 Mmcf/d Cryogenic Plant & Pipeline (2Q10) Columbia Gas Transmission Facilities

Ohio Pennsylvania West Virginia Marcellus NGL Fractionation and Marketing Facilities NGL Marketing Infrastructure On-site and Off-site storage TEPPCO pipeline interconnect Truck loading Rail loading (2010) Propane Pipeline to TEPPCO Houston Fractionation Facility 23,000 Bbl/d full fractionation facility (4Q10 – 1Q11)

Ohio Pennsylvania West Virginia Marcellus Midstream Facilities – SW Pennsylvania Columbia Gas Transmission Gathering Facilities Gathering Facilities 80 – 90 miles of high-pressure gathering pipeline 12 – 14 central delivery compressor stations 75,000 – 100,000 horsepower of compression Houston Interim Plant 30 Mmcf/d Refrigeration Plant (Oct 2008) Houston Plant 1 30 Mmcf/d Cryogenic Plant and Depropanizer (April 09) Houston Plant 2 120 Mmcf/d Cryogenic Plant and Depropanizer (4Q09 or 1Q10) Houston Fractionation Facility (4Q10 – 1Q11) Majorsville Plant 1 120 Mmcf/d Cryogenic Plant & Pipeline (2Q10) Area to be served by MarkWest gathering and compression facilities

MarkWest Contact Information Dan Campbell Assistant Treasurer / Investor Relations (303) 542-0639 Office dcampbell@markwest.com Randy Nickerson Senior VP, Chief Commercial Officer (303) 925-9235 Office rnickerson@markwest.com